CLEARWATER PAPER CORPORATION FOURTH QUARTER EARNINGS RELEASE MATERIALS FEBRUARY 14, 2023 ARSEN S. KITCH President, Chief Executive Officer And Director MICHAEL J. MURPHY Senior Vice President And Chief Financial Officer

Cautionary Statement Regarding Forward Looking Statements This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding order patterns; product demand and industry trends; production targets; impact of announced price increases, including expectations of implementation; impact of inflation of raw material, energy and freight costs; assumptions for Q1 2023 and full year 2023, including maintenance outage impacts, operational factors, interest, capital, inflation, depreciation and amortization and income tax; our capital allocation objectives; our strategy, including achieving target level ratio, maintaining liquidity, and prioritizing free cash flow; expectations regarding the paperboard markets and tissue markets; and repurchases under existing share buyback authorization. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the Company's public filings with the Securities and Exchange Commission, including but not limited to the following: competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors and the impact of foreign currency fluctuations on the pricing of products globally; the loss of, changes in prices in regard to, or reduction in, orders from a significant customer; changes in the cost and availability of wood fiber and wood pulp; changes in transportation costs and disruptions in transportation services; changes in customer product preferences and competitors' product offerings; larger competitors having operational and other advantages; consolidation and vertical integration of converting operations in the paperboard industry; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; manufacturing or operating disruptions, including equipment malfunctions and damage to our manufacturing facilities; cyber-security risks; labor disruptions; cyclical industry conditions; changes in expenses, required contributions and potential withdrawal costs associated with our pension plans; environmental liabilities or expenditures and climate change; reliance on a limited number of third-party suppliers for raw materials; our ability to attract, motivate, train and retain qualified and key personnel; ability to service our debt obligations; restrictions on our business from debt covenants and terms; changes in our banking relations; negative changes in our credit agency ratings; and changes in laws, regulations or industry standards affecting our business. Forward- looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements or to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation include certain financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA, Adjusted Income, Adjusted income per diluted share, free cash flow and net debt. The Company’s management believes that the presentation of these financial measures provides useful information to investors because these measures are regularly used by management in assessing the Company’s performance. These financial measures shou ld be considered in addition to results prepared in accordance with GAAP but should not be considered substitutes for or superior to GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly-titled measures utilized by other companies, since such other companies may not calculate such measure in the same manner as we do. A reconciliation of these measures (Adjusted EBITDA, Adjusted Income, Adjusted income per share, free cash flow and net debt) to the most relevant GAAP measure is available in the appendix of this presentation. FORWARD LOOKING STATEMENTS © Clearwater Paper Corporation 2023 2

Overall • Net sales $527 million for Q4, $2.1 billion for 2022 • Net loss $6 million for Q4, net income $46 million for 2022 • Adjusted net loss $5 million for Q4, adjusted net income $63 million for 2022 • Adjusted EBITDA $28 million for Q4, $227 million for 2022 • Inflation pressures across both businesses Pulp and Paperboard • SBS prices increased, partly offset by inflation • Completion of Lewiston major maintenance ($28 million Adjusted EBITDA impact) Consumer Products • Tissue prices increased, offset by inflation • Demand for private branded products increasing Capital Structure • Reduced net debt by $108 million for 2022 • Continued to maintain strong financial flexibility Q4 2022 AND FULL YEAR 2022 BUSINESS HIGHLIGHTS © Clearwater Paper Corporation 2023 3

Industry • Demand and order backlogs moderated later in the year • While inflation and economic uncertainty exist, end markets tend to be economically resilient • RISI reported market price increases • $250/ton in 2021, $100/ton in Q1 2022, $100/ton in Q2 2022 and $30/ton in Q4 2022 Clearwater Paper • Demand and order backlogs moderated • Continued benefits from previously announced price increases • Inflation across raw materials and energy • Lewiston outage was $5 million above estimates, operational and weather related issues impacted mills • Next Lewiston major maintenance outage anticipated in early 2024 BUSINESS UPDATE – PULP AND PAPERBOARD PRICING OFFSETTING INFLATION, DRIVING STRONG RESULTS © Clearwater Paper Corporation 2023 4

Industry • Consumers shifting to private brands with economic uncertainty and inflation • Private brand market share rising to 35.5%1 Clearwater Paper • Strong demand with Q4 2022 shipments of 13.0 million cases compared to 12.4 million in Q4 2021 • Solid operational performance • Inflation across raw materials and energy • Implementing previously announced price increases BUSINESS UPDATE – CONSUMER PRODUCTS SHIPMENTS STRENGTHEN © Clearwater Paper Corporation 2023 5 1 IRI panel data for dollar share as of January 2023

© Clearwater Paper Corporation 2023 FINANCIAL PERFORMANCE ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) 2022 2021 2022 2021 Net sales 526.7$ 489.8$ 2,080.1$ 1,772.6$ Cost of sales 491.4 429.1 1,823.4 1,590.0 Selling, general and adminstrative 33.5 30.5 133.0 112.9 Other operating charges, net 1.2 2.6 9.7 57.7 Income from operations 0.6 27.6 113.9 12.0 Non-operating expense (8.8) (12.0) (40.9) (47.7) Income tax provision (benefit) (2.3) 6.1 27.0 (7.7) Net income (loss) (5.9)$ 9.6$ 46.0$ (28.1)$ Diluted income (loss) per share (0.34)$ 0.56$ 2.68$ (1.67)$ Adjusted income (loss) per share (0.30)$ 0.82$ 3.63$ 1.03$ Adjusted EBITDA 27.8$ 55.6$ 226.9$ 174.6$ Quarter Ended Dec. 31, Year Ended Dec. 31, 6

© Clearwater Paper Corporation 2023 SEGMENT PROFIT AND LOSS AND ADJUSTED EBITDA ($ IN MILLIONS) 2022 2021 2022 2021 Net Sales Pulp and Paperboard 273.5$ 261.3$ 1,136.3$ 946.0$ Consumer Products 254.1 231.8 950.2 835.0 Eliminations (0.9) (3.3) (6.4) (8.4) 526.7$ 489.8$ 2,080.1$ 1,772.6$ Operating Income Pulp and Paperboard 17.5$ 53.1$ 183.5$ 125.7$ Consumer Products 1.6 (7.5) 11.3 4.0 Corporate and other (17.3) (15.3) (71.1) (60.1) Other operating charges, net (1.2) (2.6) (9.7) (57.7) 0.6$ 27.6$ 113.9$ 12.0$ Adjusted EBITDA Pulp and Paperboard 26.7$ 61.9$ 220.4$ 161.4$ Consumer Products 17.6 8.0 74.2 69.0 Corporate and other (16.6) (14.3) (67.7) (55.7) 27.8$ 55.6$ 226.9$ 174.6$ Quarter Ended Dec. 31, Year Ended Dec. 31, 7

PULP AND PAPERBOARD Q4 2022 RESULTS Q4 2022 VS. Q4 2021 SEGMENT RESULTS ($ IN MILLIONS) © Clearwater Paper Corporation 2023 8 SEGMENT INCOME SEGMENT ADJUSTED EBITDA Note: Q4’22 had a major maintenance outage which impacted Adjusted EBITDA by $28 million and we had no major maintenance outages in prior period.

PULP AND PAPERBOARD FULL YEAR 2022 RESULTS 2022 VS. 2021 SEGMENT RESULTS ($ IN MILLIONS) © Clearwater Paper Corporation 2023 9 SEGMENT INCOME SEGMENT ADJUSTED EBITDA

CONSUMER PRODUCTS Q4 2022 RESULTS Q4 2022 VS. Q4 2021 SEGMENT RESULTS ($ IN MILLIONS) © Clearwater Paper Corporation 2023 10 SEGMENT INCOME (LOSS) SEGMENT ADJUSTED EBITDA

CONSUMER PRODUCTS FULL YEAR 2022 RESULTS 2022 VS. 2021 SEGMENT RESULTS(1) ($ IN MILLIONS) © Clearwater Paper Corporation 2023 11 SEGMENT INCOME (LOSS) SEGMENT ADJUSTED EBITDA (1) Previously reported quarterly bridges may not agree to full year due to changes in calculations during the period.

© Clearwater Paper Corporation 2023 CAPITAL STRUCTURE AND ALLOCATION Capital structure summary: • Ample liquidity • No material near-term debt maturities • Corporate/Issuer ratings: Ba2/BB- • Net debt to Adjusted EBITDA ratio of 2.27x at year end 2022 $0.0 $0.0 $270.0 $0.0 $0.0 $0.0 2023 2024 2025 2026 2027 2028 Scheduled Debt Maturity Profile ($ in millions)2 Liquidity Profile ($ in millions)1 ABL Availability $267.9 Less Utilization (3.5) Plus Unrestricted Cash 53.7 Liquidity $318.1 1. ABL availability based on borrowing base calculations and consolidated balance sheet as of December 31, 2022, and utilization includes ABL borrowing of $0 million and outstanding letters of credit of $3.5 million. 2. This chart excludes finance leases as of December 31, 2022. Current debt maturities include $270 million of 5.375% notes due 2025 and $275 million of 4.75% notes due 2028. 12

OUTLOOK FOR Q1 AND 2023 OVERALL ASSUMPTIONS © Clearwater Paper Corporation 2023 Q1 2023: $65 to $75 million of Adjusted EBITDA • $42 million benefit due to no major maintenance outages and lower impact from operational issues • Previously announced price increases and mix largely offsetting cost inflation • Paperboard volumes higher, tissue volumes flat 2023 Operational Assumptions vs. 2022 • $42 million benefit due to fewer major maintenance outages and better operating performance • Previously announced price increases and mix largely offsetting cost inflation 2023 Other • Interest expense: $27 to $29 million • Depreciation and amortization expense: $98 to $101 million • CAPEX: $70 to $80 million • Taxes: effective rate ~ 25 - 26% 13

CAPITAL ALLOCATION PRIORITIES © Clearwater Paper Corporation 2022 • Invest capital to sustain current asset base • $60 to $70 million per year outside of major projects Sustain the business Preserve financial flexibility Enhance value DISCIPLINED APPROACH TO CAPITAL ALLOCATION 1 2 3 14 • Reduce leverage to increase flexibility • Target net leverage ratio around 2.5x through a cycle • Support financing of future value creating options • Invest capital to improve asset base • Opportunistic acquisitions • Share buybacks to offset dilution and opportunistically add value

APPENDIX © Clearwater Paper Corporation 2022 15

PULP AND PAPERBOARD SEQUENTIAL QUARTER RESULTS Q4 2022 VS. Q3 2022 SEGMENT RESULTS © Clearwater Paper Corporation 2023 16 SEGMENT INCOME SEGMENT ADJUSTED EBITDA ($ IN MILLIONS) Note: Q4’22 had a major maintenance outage which impacted Adjusted EBITDA by $28 million and we had no major maintenance outages in prior period.

CONSUMER PRODUCTS SEQUENTIAL QUARTER RESULTS Q4 2022 VS. Q3 2022 SEGMENT RESULTS ($ IN MILLIONS) © Clearwater Paper Corporation 2023 17 SEGMENT INCOME SEGMENT ADJUSTED EBITDA

KEY SEGMENT INFORMATION

	Q4'2020	Q1'2021	Q2'2021	Q3'2021	Q4'2021	Q1'2022	Q2'2022	Q3'2022	Q4'2022
Pulp and Paperboard									
Sales ($ millions)	$220.4	$219.7	$227.4	$237.5	$261.3	$266.2	$295.8	$300.8	$273.5
Adjusted EBITDA ($ millions)	$42.8	$34.0	$22.0	$43.5	$61.9	$59.5	$61.2	$73.0	$26.7
Paperboard shipments (short tons)	206.2	206.7	200.6	203.4	211.5	201.4	215.9	208.3	189.0
Paperboard sales price ($/short ton)	$ 1,002	$1,028	$1,058	$1,102	$1,164	$1,263	$1,332	$1,405	$1,429
Consumer Products									
Sales ($ millions)	$238.9	$208.4	$180.7	$214.2	$231.8	$223.0	$232.1	$240.9	$254.1
Adjusted EBITDA ($ millions)	$44.7	$34.7	$6.7	$19.6	$8.0	$16.2	$19.1	$21.2	$17.6
Shipments									
Retail (short tons in thousands)	83.3	70.8	61.5	76.2	79.4	75.4	76.6	76.9	80.8
Non-Retail (short tons in thousands)	6.5	9.4	7.4	5.7	6.2	5.1	2.6	2.3	2.2
Converted Products (cases in millions)[1]	13.9	11.7	10.2	12.3	12.4	12.0	12.6	12.6	13.0
Sales Price ($ per short ton)									
Retail	$ 2,745	$ 2,758	$2,755	$2,732	$2,831	$2,872	$2,984	$3,082	$3,095
Non-Retail[2]	$ 1,552	$ 1,404	$1,508	$988	$1,054	$1,143	$1,365	$1,333	$1,394
Production									
Converted Products (cases in millions)	13.9	13.5	9.6	11.4	11.9	12.2	12.1	12.9	12.3

1. Includes both retail and away-from-home (AFH) cases. AFH was exited in Q3, 2021. 1.5 million in 2020 and 0.8 million in 2021.
2. Non-retail includes away-from-home and parent rolls.

CLEARWATER PAPER

© Clearwater Paper Corporation 2023
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RECONCILIATION OF ADJUSTED EBITDA

($ IN MILLIONS)

	Quarter Ended			Year Ended	
	December 31,		September 30,	December 31,	
	2022	2021	2022	2022	2021
Net income	$ (5.9)	$ 9.6	$ 20.6	$ 46.0	$ (28.1)
Income tax provision (benefit)	(2.3)	6.1	18.9	27.0	(7.7)
Interest expense, net	7.3	8.9	8.0	34.6	36.4
Depreciation and amortization expense	25.9	25.4	26.2	103.3	105.0
Other operating charges, net	1.2	2.6	2.2	9.7	57.7
Other non-operating expense	1.4	2.6	1.4	5.7	10.4
Debt retirement costs	-	0.5	-	0.5	1.0
Adjusted EBITDA	$ 27.8	$ 55.6	$ 77.3	$ 226.9	$ 174.6
Pulp and Paperboard segment income	$ 17.5	$ 53.1	$ 63.7	$ 183.5	$ 125.7
Depreciation and amortization	9.2	8.8	9.3	37.0	35.7
Adjusted EBITDA Paperboard segment	$ 26.7	$ 61.9	$ 73.0	$ 220.4	$ 161.4
Consumer Products segment income	$ 1.6	$ (7.5)	$ 5.2	$ 11.3	$ 4.0
Depreciation and amortization	16.0	15.5	16.0	62.9	64.9
Adjusted EBITDA Consumer Products segment	$ 17.6	$ 8.0	$ 21.2	$ 74.2	$ 69.0
Corporate and other expense	$ (17.3)	$ (15.3)	$ (17.8)	$ (71.1)	$ (60.1)
Depreciation and amortization	0.8	1.1	0.9	3.4	4.4
Adjusted EBITDA Corporate and other	$ (16.6)	$ (14.3)	$ (16.9)	$ (67.7)	$ (55.7)
Pulp and Paperboard segment	$ 26.7	$ 61.9	$ 73.0	$ 220.4	$ 161.4
Consumer Products segment	17.6	8.0	21.2	74.2	69.0
Corporate and other	(16.6)	(14.3)	(16.9)	(67.7)	(55.7)
Adjusted EBITDA	$ 27.8	$ 55.6	$ 77.3	$ 226.9	$ 174.6

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© Clearwater Paper Corporation 2023 RECONCILIATION OF ADJUSTED INCOME ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) 2022 2021 2022 2021 Net income (loss) (5.9)$ 9.6$ 46.0$ (28.1)$ Add back: Income tax provision (benefit) (2.3) 6.1 27.0 (7.7) Income (loss) before income taxes (8.2) 15.6 73.1 (35.7) Add back: Debt retirement costs - 0.5 0.5 1.0 Other operating charges, net 1.2 2.6 9.7 57.7 Adjusted income before tax (6.9) 18.7 83.3 22.9 Normalized income tax provision (benefit) (1.7) 4.7 20.8 5.7 Adjusted income (5.2)$ 14.1$ 62.5$ 17.2$ Weighted average diluted shares (thousands) 17,204 17,149 17,181 16,767 Adjusted income per diluted share (0.30)$ 0.82$ 3.63$ 1.03$ Year Ended December 31,Quarter Ended December 31, 20

ADDITIONAL RECONCILIATIONS Net Debt Mar 31, 2021 June 30, 2021 Sept 30, 2021 Dec 31, 2021 Mar 31, 2022 June 30, 2022 Sept 30, 2022 Dec 31, 2022 Cash $ 57.1 $ 60.9 $ 27.8 $ 25.2 $ 36.4 $69.5 $50.8 $53.7 Current debt 1.7 1.7 1.6 1.6 1.6 1.0 1.0 0.9 Long term debt 716.3 716.2 676.5 637.6 617.7 589.9 564.9 564.9 add: Deferred debt costs 6.6 6.4 5.6 4.8 4.4 3.8 3.6 3.4 less: Financing leases (20.4) (20.0) (19.5) (19.1) (18.7) (24.7) (24.4) (24.2) Subtotal 704.2 704.3 664.2 624.9 605.0 570.0 545.1 545.0 Net debt $ 647.1 $ 643.3 $ 636.4 $ 599.8 $568.6 $500.5 $494.2 $491.3 Free Cash Flow Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Cash from operations $ 33.8 $ 14.8 $ 16.3 $ 32.1 $41.1 $78.5 $13.3 $17.4 Additions to property, plant and equipment, net of proceeds from sales (11.1) (10.5) (8.9) 4.8 (7.9) (5.4) (6.7) (13.5) Free cash flow $ 22.7 $ 4.3 $ 7.4 $ 36.9 $33.2 $73.1 $6.6 $3.9 ($ IN MILLIONS) © Clearwater Paper Corporation 2023 21

$2 $10 $22 $4 $20 $17 $5 $7 $28 $30 $24 $27 $5 - $7 $30 - $35 2017 2018 2019 2020 2021 2022 2023e 2024e Q1 Q2 Q3 Q4 Total $34 MAJOR MAINTENANCE SCHEDULE ADJUSTED EBITDA IMPACT ($ IN MILLIONS) 1. This information is based upon management’s current assumptions and estimates. 2. See “Forward-Looking Statements” on page 2. 1,2 © Clearwater Paper Corporation 2023 22 1